UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05739

Name of Fund:	BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock MuniEnhanced Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 01/31/2009

Date of reporting period: 02/01/2008 – 07/31/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock MuniEnhanced
Fund, Inc. (MEN)

SEMI-ANNUAL REPORT
JULY 31, 2008 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily. U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%

Small cap U.S. equities (Russell 2000 Index)	0.86	(6.71)

International equities (MSCI Europe, Australasia, Far East Index)	(5.04)	(12.19)

Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)	6.15

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)	2.83

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)	0.52

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.
You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented government intervention. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2008 (Unaudited)

Investment Objective

BlackRock MuniEnhanced Fund, Inc. (MEN) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

Performance

For the six months ended July 31, 2008, the Fund returned (8.48)% based on market price and (5.50)% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (4.14)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund benefited from its above-average yield, but performance was negatively impacted by two factors. First, the Fund’s above-average exposure to the longer end of the yield curve detracted from results, as this area underperformed in a rising interest rate environment. In addition, the Fund’s above-average exposure to certain monoline insurers — especially those with weaker underlying credits — hampered performance, as the industry experienced unprecedented stress during the six months, with certain insurers witnessing their first-ever downgrades from ‘AAA’ ratings levels.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of July 31, 2008 ($9.51)[1]	5.43%
Tax Equivalent Yield[2]	8.35%
Current Monthly Distribution per share of Common Stock[3]	$0.043
Current Annualized Distribution per share of Common Stock[3]	$0.516
Leverage as of July 31, 2008[4]	43%

1	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

2	Tax equivalent yield assumes the maximum federal tax rate of 35%.

3	The distribution is not constant and is subject to change.

4

As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock (“Preferred Stock”) and tender option bond trusts (“TOBs”)) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	7/31/08	1/31/08	Change		High	Low

Market Price	$9.51	$10.66	(10.79	) %	$10.78	$9.45
Net Asset Value	$10.28	$11.16	(7.89	) %	$11.22	$9.94

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	7/31/08	1/31/08

City/County/State	20%	21%
Transportation	19	21
Lease Revenue	11	9
Industrial & Pollution Control	10	8
Tax Revenue	10	10
Education	8	6
Water/Sewer	8	6
Hospital	5	8
Power	5	5
Housing	3	5
Tobacco	1	1

Credit Quality Allocations[5]

Credit Rating	7/31/08	1/31/08

AAA/Aaa	43%	87%
AA/Aa	44	6
A/A	11	7
BBB/Baa	2	—

5	Using the higher of Standard & Poor’s and Moody’s Investors Service ratings.

4	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

The Benefits and Risks of Leveraging

The Fund utilizes leverage to seek to enhance the yield and NAV of its Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund’s Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund’s long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund’s Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s NAV will reflect the full decline in the price of the portfolio’s investments, since the value of the fund’s Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund’s Common Stock may also decline.

In addition, the Fund may from time to time leverage its assets through the use of tender option bond (“TOB”) programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Fund’s assets, the Fund’s investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Fund, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Fund’s NAV per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Fund is permitted to issue Preferred Stock in an amount up to 50% of its total managed assets at the time of issuance. The Fund also anticipates that its total economic leverage from Preferred Stock and TOBs will not exceed 50% of its total managed assets. As of July 31, 2008, the Fund had leverage from Preferred Stock and TOBs of 43% of its managed assets.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	5

Schedule of Investments July 31, 2008 (Unaudited)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 1.5%
Jefferson County, Alabama, Limited Obligation School Warrants, Series A:
5.50%, 1/01/22	$2,750	$2,606,175
4.75%, 1/01/25	2,200	1,855,128

		4,461,303

Arizona — 0.7%
Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, 5%, 12/01/37	2,640	2,195,530

California — 33.4%
Alameda Corridor Transportation Authority, California, Capital Appreciation Revenue Refunding Bonds, Subordinate Lien, Series A (a)(b):
5.464%, 10/01/24	10,000	8,310,600
5.495%, 10/01/25	6,000	4,971,900
Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public Improvements Project), Senior Series A, 6%, 9/01/24 (c)	5,000	5,619,100
Antelope Valley, California, Community College District, GO (Election of 2004), Series B, 5.25%, 8/01/39 (d)	600	601,878
Arcadia, California, Unified School District, GO (Election of 2006), CABS, Series A, 4.96%, 8/01/39 (b)(c)	1,600	270,000
Cabrillo, California, Community College District, GO (Election of 2004), Series B, 5.20%, 8/01/37 (b)(d)	2,400	424,800
California State, GO, Refunding:
5.25%, 9/01/10 (f)	2,350	2,480,989
5.125%, 6/01/11 (f)	4,940	5,286,788
5.125%, 6/01/27	20	20,101
5.125%, 6/01/31	60	60,129
5.25%, 2/01/33 (g)	4,400	4,415,708
California State Public Works Board, Lease Revenue Bonds (Department of Corrections), Series C, 5%, 6/01/25	1,900	1,895,592
California State University, Systemwide Revenue Bonds, Series A, 5%, 11/01/35 (e)	2,600	2,528,162
California State, Various Purpose, GO, 5.50%, 11/01/33	8,490	8,632,208
Chino Valley, California, Unified School District, GO (Election of 2002), Series C, 5.25%, 8/01/30 (d)	850	855,933
East Side Union High School District, California, Santa Clara County, GO (Election of 2002), Series D, 5%, 8/01/26 (h)	1,600	1,572,064
Fresno, California, Unified School District, GO (Election of 2001), Series E, 5%, 8/01/30 (c)	900	910,647
Golden State Tobacco Securitization Corporation of California, Tobacco Settlement Revenue Bonds, Series B, 5.50%, 6/01/13 (f)(h)	2,835	3,083,261

Municipal Bonds	Par (000)	Value

California (concluded)
Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds, Series C, 5%, 7/01/29 (d)	$5,300	$5,332,118
Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Series B-1 (e):
5%, 10/01/29	2,965	2,987,623
5%, 10/01/36	1,655	1,656,374
Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco Redevelopment Project — Area Number 1), 5.125%, 3/01/30 (d)	5,000	4,977,150
Orange County, California, Sanitation District, COP:
5%, 2/01/33 (e)	7,455	7,330,874
Series B, 5%, 2/01/30 (c)	1,500	1,507,215
Series B, 5%, 2/01/31 (c)	900	902,475
Poway, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Paguay Redevelopment Project), 5.125%, 6/15/33 (a)	1,750	1,703,118
Redding, California, Electric System, COP, Series A, 5%, 6/01/30 (c)	1,820	1,829,719
Sacramento, California, Unified School District, GO (Election of 2002), 5%, 7/01/30 (d)	4,150	4,169,090
Stockton, California, Public Financing Authority, Lease Revenue Bonds (Parking & Capital Projects), 5.125%, 9/01/30 (e)	6,145	6,029,228
Ventura County, California, Community College District, GO (Election of 2002), Series B, 5%, 8/01/30 (d)	2,325	2,303,564
West Basin, California, Municipal Water District, COP, Refunding, Series B (i):
5%, 8/01/30	5,035	4,833,852
5%, 8/01/31	3,500	3,361,365

		100,863,625

Colorado — 6.0%
Boulder County, Colorado, Hospital Development Revenue Bonds (Longmont United Hospital Project), 5.75%, 12/01/10 (f)(g)	2,135	2,296,427
Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior Series A-1, 7.40%, 11/01/27	15	15,273
Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2, 7.50%, 4/01/31	465	484,353
Colorado Health Facilities Authority Revenue Bonds, Series A:
(Catholic Health Initiatives), 5.50%, 3/01/32 (j)	1,200	1,261,944
(Covenant Retirement Communities Inc.), 5.50%, 12/01/27 (g)	1,200	1,180,272
(Covenant Retirement Communities Inc.), 5.50%, 12/01/33 (g)	675	642,222

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT	Alternative Minimum Tax (subject to)
CABS	Capital Appreciation Bonds
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDA	Economic Development Authority
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
PCR	Pollution Control Revenue Bonds
S/F	Single-Family
SIFMA	Securities Industry and Financial Markets Association

See Notes to Financial Statements.

6	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Colorado (concluded)
Colorado Water Resources and Power Development Authority, Clean Water Revenue Bonds, Series A, 6.25%, 9/01/10 (f)	$3,875	$4,189,728
Denver, Colorado, City and County Airport, Revenue Refunding Bonds, AMT, Series A, 6%, 11/15/18 (a)	2,000	2,028,160
El Paso County, Colorado, School District Number 49, Falcon, GO, Series A, 6%, 12/01/09 (c)(f)	5,450	6,012,168

		18,110,547

District of Columbia — 3.1%
District of Columbia, Ballpark Revenue Bonds, Series B-1, 5%, 2/01/31 (d)(e)	10,000	9,408,200

Florida — 5.1%
Broward County, Florida, School Board, COP, Series A, 5.25%, 7/01/33 (c)	1,600	1,588,928
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System), Series C, 5.25%, 11/15/36	3,600	3,416,976
Highlands County, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Adventist Health System), Series G, 5.125%, 11/15/32	2,000	1,884,660
Hillsborough County, Florida, Aviation Authority Revenue Bonds, AMT, Series A, 5.375%, 10/01/33 (i)	1,750	1,713,232
Miami, Florida, Special Obligation Revenue Bonds (Street and Sidewalk Improvement Program), 5%, 1/01/37 (d)	820	777,139
Miami-Dade County, Florida, School Board, COP, Refunding, Series B, 5.25%, 5/01/31 (i)	1,800	1,810,764
Orange County, Florida, Sales Tax Revenue Refunding Bonds, Series B, 5.125%, 1/01/32 (e)	4,200	4,235,280

		15,426,979

Georgia — 6.6%
Atlanta, Georgia, Airport Revenue Refunding Bonds, DRIVERS, Series 2642Z, 7.736%, 1/01/13 (c)(k)	2	2,560
Atlanta, Georgia, Water and Wastewater Revenue Bonds:
5%, 11/01/34 (c)	2,900	2,878,801
Series A, 5%, 11/01/33 (d)	1,000	959,770
Series A, 5%, 11/01/39 (d)	4,250	4,025,005
Augusta, Georgia, Water and Sewer Revenue Bonds, 5.25%, 10/01/39 (c)	2,300	2,358,489
Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series EE, 7%, 1/01/25 (a)	7,725	9,700,823

		19,925,448

Illinois — 18.2%
Chicago, Illinois, O’Hare International Airport, General Airport Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%, 1/01/21 (d)	9,100	9,051,679
Chicago, Illinois, O’Hare International Airport Revenue Bonds, Third Lien, AMT, Series B-2:
5.75%, 1/01/23 (c)	5,670	5,719,499
6%, 1/01/29 (h)	2,500	2,512,450
Cook County, Illinois, Capital Improvement, GO, Series C, 5.50%, 11/15/12 (a)(f)	2,460	2,700,981

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois Sports Facilities Authority, State Tax Supported Revenue Bonds (a):
5.341%, 6/15/30 (b)	$20,120	$18,504,766
5%, 6/15/32	4,500	4,413,645
Regional Transportation Authority, Illinois, Revenue Bonds, Series A, 7.20%, 11/01/20 (a)	10,115	12,069,117

		54,972,137

Louisiana — 5.2%
Lafayette, Louisiana, Utilities Revenue Bonds, 5%, 11/01/28 (d)	4,500	4,437,630
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds (Capital Projects and Equipment Acquisition Program), Series A, 6.30%, 7/01/30 (a)	3,600	3,673,008
Louisiana State Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series B, 5%, 6/01/23 (a)	2,035	1,924,683
Louisiana State Transportation Authority, Senior Lien Toll Revenue Capital Appreciation Bonds, Series B, 5.31%, 12/01/27 (a)(b)	3,735	1,227,358
Rapides Financing Authority, Louisiana, Revenue Bonds (Cleco Power LLC Project), AMT, 4.70%, 11/01/36 (a)	3,650	3,087,973
Terrebonne Parish, Louisiana, Hospital Service District Number 1, Hospital Revenue Bonds (Terrebonne General Medical Center Project), 5.50%, 4/01/33 (a)	1,400	1,425,774

		15,776,426

Massachusetts — 4.0%
Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior Series A-2, 5.12%, 7/01/35 (b)	2,600	583,518
Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 128, 4.80%, 12/01/27 (c)	1,600	1,397,328
Massachusetts State Port Authority, Special Facilities Revenue Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
5.50%, 1/01/16	3,100	2,954,672
5.50%, 1/01/18	4,000	3,708,040
5.50%, 1/01/19	2,875	2,621,080
Massachusetts State Water Resource Authority, General Revenue Refunding Bonds, Series B, 5.125%, 8/01/27 (d)	950	966,112

		12,230,750

Michigan — 4.0%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Bonds, Series B, 5%, 7/01/36 (d)(e)	3,600	3,443,364
Michigan Higher Education Student Loan Authority, Student Loan Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%, 9/01/20 (a)	1,700	1,544,161
Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds (Detroit Edison Company Pollution Control Project), AMT (h):
Series A, 5.50%, 6/01/30	1,300	1,186,016
Series C, 5.65%, 9/01/29	2,500	2,279,125
Series C, 5.45%, 12/15/32	4,300	3,863,163

		12,315,829

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Minnesota — 1.0%
Dakota County, Minnesota, Community Development Agency, S/F Mortgage Revenue Bonds (Mortgage-Backed Securities Program), Series B, 5.15%, 12/01/38 (l)(m)	$3,013	$2,910,940

Mississippi — 0.8%
Walnut Grove, Mississippi, Correctional Authority, COP, 6%, 11/01/09 (a)(f)	2,400	2,569,296

Nebraska — 0.6%
Washington County, Nebraska, Wastewater Facilities Revenue Bonds (Cargill Inc. Project), AMT, 5.90%, 11/01/27	1,700	1,766,555

Nevada — 3.8%
Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital Project), Series A, 5.50%, 9/01/33 (g)	3,100	2,950,208
Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds, Series A-2 (e):
5%, 7/01/30	1,500	1,447,665
5%, 7/01/36	3,200	3,074,272
Clark County, Nevada, IDR (Southwest Gas Corp. Project), AMT (e):
Series A, 4.75%, 9/01/36	3,920	2,903,191
Series D, 5.25%, 3/01/38	1,300	1,045,980

		11,421,316

New Jersey — 7.7%
New Jersey EDA, Cigarette Tax Revenue Bonds (g):
5.50%, 6/15/31	700	678,699
5.75%, 6/15/34	1,165	1,135,840
New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A (d):
5%, 7/01/29	2,600	2,556,840
5.25%, 7/01/31	9,325	9,476,158
5.25%, 7/01/33	5,200	5,270,980
New Jersey EDA, School Facilities Construction Revenue Bonds, Series O, 5.125%, 3/01/28	3,960	4,038,448

		23,156,965

New York — 2.1%
Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series A, 5%, 11/15/32 (e)	2,250	2,197,260
New York City, New York, City Municipal Water Finance Authority, Water and Sewer System, Revenue Refunding Bonds, Series A, 5%, 6/15/35 (d)	1,725	1,712,287
Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series A-1, 5.25%, 6/01/22 (a)	2,400	2,456,328

		6,365,875

Pennsylvania — 1.9%
Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series 99A, 5.25%, 10/01/32	1,500	1,359,075
Philadelphia, Pennsylvania, Authority for Industrial Development, Lease Revenue Bonds, Series B, 5.50%, 10/01/11 (c)(f)	4,000	4,353,920

		5,712,995

Municipal Bonds	Par (000)	Value

Rhode Island — 2.8%
Providence, Rhode Island, Public Building Authority, General Revenue Bonds, Series A, 6.25%, 12/15/10 (c)(f)	$4,345	$4,772,809
Rhode Island State Economic Development Corporation, Airport Revenue Bonds, Series B, 6.50%, 7/01/10 (e)(f)	3,355	3,651,750

		8,424,559

South Carolina — 2.0%
Berkeley County, South Carolina, School District, Installment Lease Revenue Bonds (Securing Assets for Education Project), 5.125%, 12/01/30	3,800	3,703,556
Kershaw County, South Carolina, Public Schools Foundation, Installment Power Revenue Refunding Bonds, 5%, 12/01/29 (n)	2,365	2,245,851

		5,949,407

Tennessee — 1.1%
Knox County, Tennessee, Health, Educational and Housing Facilities Board, Hospital Facilities Revenue Refunding Bonds (Covenant Health), Series A, 5.04%, 1/01/38 (b)	6,000	885,840
Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series A, 5.25%, 9/01/26	2,610	2,392,926

		3,278,766

Texas — 12.4%
Dallas-Fort Worth, Texas, International Airport, Joint Revenue Bonds, AMT, Series B, 6%, 11/01/23 (d)	600	602,364
Dallas-Fort Worth, Texas, International Airport Revenue Bonds, AMT, Series A, 5.50%, 11/01/33 (d)	14,500	13,760,210
Leander, Texas, Independent School District, Capital Appreciation, GO, Refunding (School Building), 5.58%, 8/15/35 (b)	10,000	2,170,700
Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding, 4.67%, 8/15/24 (b)(e)	4,475	1,807,452
Matagorda County, Texas, Navigation District Number 1, PCR, Refunding (Central Power and Light Company Project), AMT, 5.20%, 5/01/30 (d)	2,500	2,310,500
North Harris County, Texas, Regional Water Authority, Senior Lien Revenue Bonds, 5.125%, 12/15/35 (d)	5,820	5,681,600
North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier:
5.75%, 1/01/40 (d)	1,600	1,633,728
Series A, 6%, 1/01/25	625	655,181
Texas State Affordable Housing Corporation, S/F Mortgage Revenue Bonds (Professional Educators Home Loan Program), AMT, Series A-1, 5.50%, 12/01/39 (l)(m)	1,581	1,513,404
Texas State Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier, Series A, 5.50%, 8/15/39 (a)	7,250	7,357,083

		37,492,222

Vermont — 0.9%
Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 27, 4.85%, 11/01/32 (c)	3,100	2,612,432

See Notes to Financial Statements.

8	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 4.2%
Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds, AMT, Series A, 6.10%, 2/01/10 (a)	$10,000	$10,330,800
Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds (Old Dominion Electric Cooperative Project), AMT, 5.625%, 6/01/28 (a)	2,300	2,295,722

		12,626,522

Washington — 0.9%
Port of Tacoma, Washington, GO, AMT, Series B, 4.875%, 12/01/38 (i)	515	478,384
Snohomish County, Washington, Public Utility District Number 001, Electric Revenue Refunding Bonds, 5.375%, 12/01/09 (c)(f)	2,000	2,110,500

		2,588,884

Wisconsin — 0.9%
Wisconsin State Health and Educational Facilities Authority Revenue Bonds (Ascension Health), 5%, 11/15/31 (c)	2,575	2,546,855

Total Municipal Bonds — 130.9%		395,110,363

Municipal Bonds Transferred to Tender Option Bond Trusts (o)

Alabama — 0.5%
University of Alabama, General Revenue Bonds, Series A, 5%, 7/01/34 (d)	1,395	1,374,996

California — 1.8%
Anaheim, California, Public Financing Authority, Electric System Distribution Facilities Revenue Bonds, Series A, 5%, 10/01/31 (c)	959	961,937
San Diego County, California, Water Authority, Water Revenue Refunding Bonds, COP, Series A, 5%, 5/01/33 (c)	2,805	2,832,826
Tamalpais, California, Union High School District, GO (Election of 2001), 5%, 8/01/28 (c)	1,605	1,625,897

		5,420,660

Florida — 7.5%
Duval County, Florida, School Board, COP (Master Lease Program), 5%, 7/01/33 (c)	2,295	2,212,564
Miami-Dade County, Florida, Aviation Revenue Refunding Bonds (Miami International Airport), AMT, 5%, 10/01/40 (h)(i)	9,900	8,588,875
Miami-Dade County, Florida, School Board Certificate Participation, COP, Series B, 5%, 5/01/33 (i)	12,000	11,732,400

		22,533,839

Georgia — 5.8%
Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series B, 5.25%, 1/01/33 (c)	17,355	17,565,169

Municipal Bonds Transferred to Tender Option Bond Trusts (o)	Par (000)	Value

Illinois — 0.7%
Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B, 5.75%, 6/15/23 (d)	$1,999	$2,136,307

Louisiana — 2.1%
Louisiana State Gas and Fuels Tax Revenue Bonds, Series A (c):
5%, 5/01/36	2,655	2,639,017
4.75%, 5/01/39	4,080	3,829,161

		6,468,178

Massachusetts — 5.1%
Massachusetts State, HFA, Rental Housing Mortgage Revenue Bonds, AMT, Series F, 5.25%, 1/01/46 (c)	5,600	4,779,096
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bonds, Series A, 5%, 8/15/30 (c)	10,600	10,680,546

		15,459,642

Michigan — 0.9%
Detroit, Michigan, Sewage Disposal System, Second Lien Revenue Refunding Bonds, Series E, 5.75%, 7/01/31 (e)	2,503	2,674,368

New Hampshire — 2.5%
New Hampshire Health and Education Facilities Authority Revenue Bonds (Dartmouth-Hitchcock Obligation Group), 5.50%, 8/01/27 (c)	7,391	7,647,428

New Jersey — 6.8%
New Jersey EDA, Cigarette Tax Revenue Bonds (i):
5.50%, 6/15/24	15,250	15,428,882
5.50%, 6/15/31	5,000	5,062,150

		20,491,032

New York — 0.5%
Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project), Series A, 5.75%, 5/01/28 (c)	1,498	1,617,752

South Carolina — 5.3%
Charleston Educational Excellence Financing Corporation, South Carolina, Revenue Bonds (Charleston County School District) (i):
5.25%, 12/01/28	3,120	3,176,753
5.25%, 12/01/29	2,765	2,805,120
5.25%, 12/01/30	1,010	1,022,181
Scago Educational Facilities Corporation for Pickens County School District, South Carolina, Revenue Bonds, 5%, 12/01/31 (c)	9,200	9,037,712

		16,041,766

Utah — 1.7%
Utah Transit Authority, Sales Tax Revenue Bonds, Series A, 5%, 6/15/36 (c)	4,992	5,042,653

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (o)	Par (000)	Value

Virginia — 0.8%
Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series H, Sub-Series H-1, 5.35%, 7/01/31 (d)	$2,310	$2,327,348

Washington — 1.4%
Central Puget Sound Regional Transportation Authority, Washington, Sales and Use Tax Revenue Bonds, Series A, 5%, 11/01/32 (c)	4,000	4,046,960

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.4%		130,848,098

Total Long-Term Investments (Cost — $538,514,772) — 174.3%		525,958,461

Short-Term Securities	Shares	Value

Merrill Lynch Institutional Tax-Exempt Fund, 2.08% (p)(q)	3,720,465	$3,720,465

Total Short-Term Securities (Cost — $3,720,465) — 1.2%		3,720,465

Total Investments (Cost — $542,235,237*) — 175.5%		529,678,926
Other Assets Less Liabilities — 1.5%		4,470,980
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (24.3)%		(73,371,144)
Preferred Stock, at Redemption Value — (52.7)%		(158,968,807)

Net Assets Applicable to Common Stock — 100.0%		$301,809,955

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$469,248,582

	Gross unrealized appreciation	$7,640,535
	Gross unrealized depreciation	(20,218,655)

	Net unrealized depreciation	$(12,578,120)

(a)	AMBAC Insured.

(b)	Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.

(c)	FSA Insured.

(d)	MBIA Insured.

(e)	FGIC Insured.

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Radian Insured.

(h)	XL Capital Insured.

(i)	Assured Guaranty Insured.

(j)	Security is collateralized by Municipal or U.S. Treasury Obligations.

(k)	Variable rate security. Rate shown is as of report date.

(l)	FHLMC Collateralized.

(m)	FNMA/GNMA Collateralized.

(n)	CIFG Insured.

(o)

Securities represents bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(p)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

Merrill Lynch Institutional Tax-Exempt Fund	(498,306)	$125,195

(q)	Represents the current yield as of report date.

•	Forward interest rate swaps outstanding as of July 31, 2008 were as follows:

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 3.869% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate
Broker, JPMorgan Chase Expires September 2023	$12,500	$(273,512)
Pay a fixed rate of 3.639% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate
Broker, JPMorgan Chase Expires August 2028	$10,000	155,510
Pay a fixed rate of 3.699% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate
Broker, JPMorgan Chase Expires August 2028	$12,750	104,996
Pay a fixed rate of 3.919% and receive a floating rate based on 1-week SIFMA Municipal Swap Index Rate
Broker, CitiBank NA Expires September 2028	$5,000	(89,920)

Total		$(102,926)

See Notes to Financial Statements.

10	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Schedule of Investments (concluded)

•

Effective February 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1	$3,720,465	—
Level 2	525,958,461	$(102,926)
Level 3	—	—

Total	$529,678,926	$(102,926)

*	Other financial instruments are swaps.

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	11

Statement of Assets and Liabilities

July 31, 2008 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $538,514,772)	$525,958,461
Investments at value — affiliated (cost — $3,720,465)	3,720,465
Unrealized appreciation on swaps	260,506
Cash	39,868
Interest receivable	6,071,060
Prepaid expenses	26,684

Total assets	536,077,044

Accrued Liabilities

Unrealized depreciation on swaps	363,432
Income dividends payable — Common Stock	1,262,905
Interest expense and fees payable	362,680
Investment advisory fees payable	227,488
Other affiliates payable	3,909
Officer’s and Directors’ fees payable	3,157
Other accrued expenses payable	66,247

Total accrued liabilities	2,289,818

Other Liabilities

Trust certificates[1]	73,008,464

Total Liabilities	75,298,282

Preferred Stock

Preferred Stock, at redemption value, par value $0.025 (1,699 Series A Shares, 1,699 Series B Shares, 1,699 Series C Shares) and $0.10 per share (1,257 Series D Shares) issued and outstanding and 7,480 shares authorized at $25,000 per share liquidation preference	158,968,807

Net Assets Applicable to Common Stock

Net assets applicable to Common Stock	$301,809,955

Net Assets Applicable to Common Stock Shareholders Consist of

Common Stock, par value $0.10 per share (29,369,874 shares issued and outstanding)	$2,936,987
Paid-in capital in excess of par	322,080,169
Undistributed net investment income	2,228,774
Accumulated net realized loss	(12,776,738)
Net unrealized appreciation/depreciation	(12,659,237)

Net assets, $10.28 net asset value per share of Common Stock	$301,809,955

Statement of Operations

Six Months Ended July 31, 2008 (Unaudited)

Investment Income

Interest	$13,029,230
Income from affiliates	125,195

Total income	13,154,425

Expenses

Investment advisory fees	1,276,368
Commissions for Preferred Stock	216,235
Accounting services	69,834
Professional	69,297
Transfer agent	29,545
Printing	25,966
Officer and Directors	15,925
Custodian	15,143
Registration	3,588
Miscellaneous	40,293

Total expenses excluding interest expense and fees	1,762,194
Interest expense and fees[2]	683,305

Total expenses	2,445,499
Less fees waived by advisor	(12,728)
Less fees paid indirectly	(58)

Total expenses after waiver and fees paid indirectly	2,432,713

Net investment income	10,721,712

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments	(950,912)
Swaps	(753,002)

(1,703,914)

Net change in unrealized appreciation/depreciation on:
Investments	(25,016,881)
Swaps	702,606

(24,314,275)

Total realized and unrealized loss	(26,018,189)

Dividends to Preferred Stock Shareholders From

Net investment income	(3,027,461)

Net Decrease in Net Assets Applicable to Common Stock Shareholders Resulting from Operations	$(18,323,938)

[1]	Represents short-term floating rate certificates issued by tender option bond trusts.

[2]	Related to tender option bond trusts.

See Notes to Financial Statements.

12	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended July 31, 2008 (Unaudited)	Year Ended January 31, 2008

Operations

Net investment income	$10,721,712	$22,814,801
Net realized gain (loss)	(1,703,914)	3,625,564
Net change in unrealized appreciation/depreciation	(24,314,275)	(15,876,207)
Dividends to Preferred Stock shareholders from net investment income	(3,027,461)	(6,935,161)

Net increase (decrease) in net assets applicable to Common Stock shareholders resulting from operations	(18,323,938)	3,628,997

Dividends to Common Stock Shareholders From

Net investment income	(7,577,427)	(15,154,855)

Net Assets Applicable to Common Stock Shareholders

Total decrease in net assets	(25,901,365)	(11,525,858)
Beginning of period	327,711,320	339,237,178

End of period	$301,809,955	$327,711,320

End of period undistributed net investment income	$2,228,774	$2,111,950

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	13

Statement of Cash Flows

Six Months Ended July 31, 2008 (Unaudited)

Cash Provided by Operating Activities

Net decrease in net assets resulting from operations, excluding dividends to Preferred Stock shareholders	$(15,296,477)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	111,433
Decrease in prepaid expenses and other assets	589
Decrease in other liabilities	(89,747)
Decrease in dividends payable to Preferred Stock shareholders	(50,859)
Net realized and unrealized loss	25,967,793
Amortization of premium and discount on investments	(794,249)
Proceeds from sales of long-term securities	99,785,489
Purchases of long-term securities	(85,195,816)
Net proceeds from sales of short-term investments	5,171,988

Cash provided by operating activities	29,610,144

Cash Used for Financing Activities

Payments on redemption of Preferred Stock	(28,150,000)
Cash receipts from trust certificates	47,635,964
Cash payments from trust certificates	(38,535,000)
Cash dividends paid to shareholders	(10,604,888)

Cash used for financing activities	(29,653,924)

Cash

Net decrease in cash	(43,780)
Cash at beginning of period	83,648

Cash at end of period	$39,868

Cash Flow Information

Cash paid for interest	$721,490

See Notes to Financial Statements.

14	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Financial Highlights

	Six Months Ended July 31, 2008

		Year Ended January 31,

	(Unaudited)	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$11.16	$11.55	$11.52	$11.85	$11.83	$11.65

Net investment income[1]	0.37	0.78	0.76	0.77	0.79	0.81
Net realized and unrealized gain (loss)	(0.89)	(0.41)	0.06	(0.22)	0.05	0.15
Dividends to Preferred Stock shareholders from investment income	(0.10)	(0.24)	(0.22)	(0.16)	(0.07)	(0.06)

Net increase (decrease) from investment operations	(0.62)	0.13	0.60	0.39	0.77	0.90

Dividends to Common Stock shareholders from net investment income	(0.26)	(0.52)	(0.57)	(0.72)	(0.73)	(0.72)

Offering and underwriting costs resulting from the issuance of Preferred Stock	—	—	—	—	(0.02)	—

Net asset value, end of period	$10.28	$11.16	$11.55	$11.52	$11.85	$11.83

Market price, end of period	$9.51	$10.66	$10.77	$11.03	$10.93	$11.22

Total Investment Return[2]

Based on net asset value	(5.50)%[3]	1.44%	5.66%	3.63%	7.20%	8.46%

Based on market price	(8.48)%[3]	3.92%	2.90%	7.58%	4.25%	12.84%

Ratios to Average Net Assets Applicable to Common Stock

Total expenses after waiver and fees paid indirectly and excluding interest expense and fees[4,5]	1.08%[6]	1.08%	1.08%	1.07%	1.01%	0.97%

Total expenses after waiver and fees paid indirectly[4]	1.50%[6]	1.72%	1.69%	1.51%	1.32%	1.26%

Total expenses after waiver and before fees paid indirectly[4]	1.50%[6]	1.72%	1.69%	1.51%	1.32%	1.26%

Total expenses[4]	1.51%[6]	1.72%	1.69%	1.51%	1.32%	1.27%

Net investment income[4]	6.62%[6]	6.85%	6.57%	6.63%	6.80%	6.95%

Dividends to Preferred Stock shareholders	1.87%[6]	2.08%	1.88%	1.34%	0.59%	0.48%

Net investment income to Common Stock shareholders	4.75%[6]	4.77%	4.69%	5.29%	6.21%	6.47%

Supplemental Data

Net assets applicable to Common Stock, end of period (000)	$301,810	$327,711	$339,237	$338,450	$348,027	$347,389

Preferred Stock outstanding at liquidation preference, end of period (000)	$158,850	$187,000	$187,000	$187,000	$187,000	$150,000

Portfolio turnover	16%	18%	31%	22%	33%	41%

Asset coverage end of period (000)	$2,900	$2,752	$2,814	$2,810	$2,861	$3,316

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[5]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	15

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniEnhanced Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines, and makes available for publication, the net asset value of its Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. Swap agreements are valued by quoted fair values received by the Fund’s pricing service or through brokers.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counter-party agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement. The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Fund leverages its assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which the Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by the Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. The Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund’s Schedule of Investments and the proceeds from the transaction are reported as a liability of the Fund.

Interest income from the underlying securities is recorded by the Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs was $130,848,098, the related liability for trust certificates was $73,008,464 and the range of interest rates on the liability for trust certificates was 1.696% to 2.59%.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Fund’s investment in TOBs likely will adversely affect the Fund’s investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund’s net asset values per share.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may

16	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Notes to Financial Statements (continued)

experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregate assets in connection with certain investments (e.g., swaps) and certain borrowings, the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual method. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended January 31, 2005 through January 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. The Fund may, however, elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets. Average daily net assets is the average daily value of the Fund’s total assets minus the sum of its accrued liabilities.

The Advisor has agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Advisor indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the advisor on the Statement of Operations.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the six months ended July 31, 2008, the Fund reimbursed the Advisor $3,881 for certain accounting services, which is included in accounting services in the Statement of Operations.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are shown on the Statement of Operations as fees paid indirectly.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	17

Notes to Financial Statements (continued)

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2008, were $81,951,125 and $92,183,282, respectively.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended July 31, 2008 and the year ended January 31, 2008 remained constant.

Preferred Stock

Preferred Stock of the Fund has a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at varying annualized rates at each dividend period. The yields in effect at July 31, 2008 were as follows:

Series A	2.524%
Series B	2.590%
Series C	3.579%
Series D	4.354%

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the six months ended July 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned $102,631 in commissions.

On June 2, 2008, the Fund announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Redemption Date	Shares Redeemed	Aggregate Principal

Series A	6/17/08	301	$7,525,000
Series B	6/24/08	301	$7,525,000
Series C	6/17/08	301	$7,525,000
Series D	6/27/08	223	$5,575,000

The Fund financed the Preferred Stock redemptions with cash received from TOB transactions.

Shares issued and outstanding during the year ended January 31, 2008 remained constant.

Dividends on seven-day Preferred Stock are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Stock are cumulative at a rate which is reset every 28 days based on the results of an auction. If the Preferred Stock fails to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such stock for successive dividend periods until such time as the Preferred Stock is successfully auctioned. The maximum applicable rate on the Preferred Stock for Series A, B and C is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate and for Series D the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. During the six months ended July 31, 2008, the Preferred Stock of the Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock for the Fund for the six months ended July 31, 2008 were as follows:

	Low	High	Average

Series A	2.513%	4.188%	3.114%
Series B	2.589%	4.508%	3.182%
Series C	2.483%	4.508%	3.184%
Series D	3.000%	5.198%	3.932%

Since February 13, 2008, the Preferred Stock of the Fund failed to clear any auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.483% to 5.198%. A failed auction is not an event of default for the Fund but has a negative impact on the liquidity of Preferred Stock. A failed auction occurs when there are more sellers of a fund’s auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund’s Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Stock may not have the ability to sell the Preferred Stock at liquidation preference.

The Fund may not declare dividends or make other distributions on Common Stocks or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.

18	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Notes to Financial Statements (concluded)

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund’s Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, the holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for a Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Capital Loss Carryforward:

As of January 31, 2008, the Fund had a capital loss carryforward of $10,825,517, of which $8,505,599 expires in 2009, $1,955,204 expires in 2011 and $364,714 expires in 2013. This amount will be available to offset future realized capital gains.

6. Concentration Risk:

The Fund’s investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Subsequent Events:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $0.04300 on September 2, 2008 to shareholders of record on August 15, 2008.

The dividends declared on Preferred Stock for the period August 1, 2008 to August 31, 2008 for the Fund were as follows:

Series A	$86,836
Series B	$88,365
Series C	$115,056
Series D	$85,489

On September 12, 2008, the Board of Directors of BlackRock MuniEnhanced Fund, Inc. voted unanimously to change certain investment guidelines of the Fund. Under normal market conditions, the Fund is required to invest at least 80% of its total assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the Fund has had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Fund will not be required to dispose of municipal bonds it holds in the event of subsequent downgrades. The approved changes do not alter the Fund’s investment objective.

The Advisor and the Board believe the amended policy will allow the Advisor to better manage the Fund’s portfolio in the best interests of the Fund’s shareholders and to better meet the Fund’s investment objective.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	19

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of the BlackRock MuniEnhanced Fund, Inc. (the “Fund”) met in April and May 2008 to consider approving the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s subadvisory agreement (the “Subadvisory Agreement” and, together with the “Advisory Agreement,” the “Agreements”) between the Advisor and BlackRock Financial Management, Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc., “BlackRock.”

Activities and Composition of the Board

The Board of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, the Fund entered into the Advisory Agreement and the Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of the Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by the Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by the Fund to the Advisors, including comparisons, compiled by Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives (“Peers”); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and “fallout” benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors’ management of all of the BlackRock closed-end funds (the “Fund Complex”); (h) the expenses of the Fund, including comparisons of the Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) the Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as the Fund’s performance compared to its Peers.

20	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to the Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of the Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Fund; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Fund.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to the Fund, narrative and statistical information concerning the Fund’s performance record and how such performance compares to the Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Fund. The Advisors and their affiliates provided the Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Fund), and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisors and their affiliates provided the Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Fund’s website; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: As previously noted, the Board received performance information regarding the Fund and its Peers. Among other things, the Board received materials reflecting the Fund’s historic performance and the Fund’s performance compared to its Peers. More specifically, the Fund’s one-, three- and five-year total returns (as applicable) were evaluated relative to its Peers (including the Peers’ median performance).

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that although the Fund underperformed its Peers in at least two of the one-, three- and five-year periods reported, it outperformed its Peers in a subset of the Lipper universe in at least two of such periods based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

After considering this information, the Boards concluded that the performance of the Fund, in light of and after considering the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: In evaluating the management fees and expenses that a Fund is expected to bear, the Board considered the Fund’s current management fee structure and the Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of the Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Fund paid contractual management fees lower than or equal to the median contractual fees paid by its Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to the Fund, the Board concluded that the fees paid and level of expenses incurred by the Fund under its Agreements support a conclusion that the Fund’s Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock’s profitability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors’ costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive which are attributable to their management of the Fund.

The Board concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to the Fund, supports a conclusion that the Fund’s Agreements should be renewed.

22	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

E. Economies of Scale: In reviewing the Fund’s fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Fund (“fall-out benefits”). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Fund, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Fund’s shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to the Fund, was acceptable for the Fund and supported the Directors’ conclusion that the terms of each Agreement were fair and reasonable, that the Fund’s fees are reasonable in light of the services provided to the Fund and that each Agreement should be approved.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	23

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chair of the Board,
Chair of the Audit Committee and Director
G. Nicholas Beckwith, III, Director
Richard S. Davis, Director
Kent Dixon, Director
Frank J. Fabozzi, Director
Kathleen F. Feldstein, Director
James T. Flynn, Director
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Custodian

State Street Bank and Trust Company
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
Providence, RI 02940

Preferred Stock:

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

24	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Additional Information

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements and annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	25

Additional Information (continued)

General Information

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Deposit Securities

Effective May 30, 2008, following approval by the Fund’s Board and the applicable ratings agencies, the definition of “Deposit Securities” in the Fund’s Articles Supplementary was amended in order to facilitate the redemption of the Fund’s Preferred Stock. The following phrase was added to the definition of “Deposit Securities” found in the Fund’s Articles Supplementary:

; provided, however, that solely in connection with any redemption of Preferred Stock, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Fund, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Stock on such redemption date; and (ii) cash amounts due and payable to the Fund out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Stock on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

26	BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Board of the Fund has delegated the voting of proxies for Fund securities to the Advisor pursuant to the Advisor’s proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Fund or the Advisor, on the other. In such event, provided that the Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor’s clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor’s Portfolio Management Group and/or the Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.

BLACKROCK MUNIENHANCED FUND, INC.	JULY 31, 2008	27

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

BlackRock MuniEnhanced Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#10874-7/08

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock MuniEnhanced Fund, Inc.
	By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock MuniEnhanced Fund, Inc.

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: September 19, 2008

	By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: September 19, 2008